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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 27, 1999



                     DUKE-WEEKS REALTY LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)


            Indiana                     0-20625              35-1898425
   (State or jurisdiction of          (Commission         (I.R.S. Employer
incorporation or organization)       File Number)        Identification No.)


   8888 KEYSTONE CROSSING, SUITE 1200
          INDIANAPOLIS, INDIANA                                 46240
(Address of principal executive offices)                      (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (317) 808-6000


                            Not applicable
     (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit
Number            Exhibit
-------           -------
  99              Press release dated October 27, 1999.


                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DUKE-WEEKS REALTY LIMITED PARTNERSHIP

                                 By:      DUKE-WEEKS REALTY CORPORATION,
                                          General Partner


Date: November 9, 1999                    By:    /s/ Dennis D. Oklak
                                                ------------------------
                                                Dennis D. Oklak
                                                Executive Vice President,
                                                Chief Administrative
                                                Officer and Treasurer

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